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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                       10 1/4% SENIOR SUBORDINATED NOTES
                                    DUE 2007
                              IN EXCHANGE FOR NEW
              10 1/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                           KSL RECREATION GROUP, INC.

    Registered holders of outstanding 10 1/4% Senior Subordinated Notes due 2007 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 10 1/4% Series B Senior Subordinated Notes due 2007 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to First Trust National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedure for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                        FIRST TRUST NATIONAL ASSOCIATION

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
                  BY HAND:                                       BY MAIL:
      First Trust National Association              (INSURED OR REGISTERED RECOMMENDED)
         100 Wall Street, Suite 2000                 First Trust National Association
          New York, New York 10005                      100 Wall Street, Suite 2000
          Attention: Cathy Donohue                       New York, New York 10005
                                                         Attention: Cathy Donohue
            BY OVERNIGHT EXPRESS:
      First Trust National Association
         100 Wall Street, Suite 2000
          New York, New York 10005
          Attention: Cathy Donohue
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                                 BY FACSIMILE:
                                 (212) 514-7431
                        (For Eligible Institutions Only)
                                 BY TELEPHONE:
                                 (212) 361-2546

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated       , 1997 of KSL Recreation Group, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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                                 NAME AND ADDRESS OF
                               REGISTERED HOLDER AS IT       CERTIFICATE NUMBER(S)          PRINCIPAL AMOUNT
                              APPEARS ON THE OLD NOTES           OF OLD NOTES                 OF OLD NOTES
 NAME OF TENDERING HOLDER          (PLEASE PRINT)                  TENDERED                     TENDERED

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

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
Name of Firm:
Address:                                       (Authorized Signature)
                                               Title:
                                   (Zip Code)                      Name:
Area Code and Telephone No.:                              (Please type or print)
                                               Date:
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    NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.